Chemung Financial Corporation

2015 Annual Shareholders Meeting



2015 Chemung Financial Corporation

Board of Directors



Ron Bentley

President and CEO



Pamela Burns

Senior Vice President
Human Resources



Rick Carr

Executive Vice President

Business Client Services



Mike Crimmins

Senior Vice President

Support Services



Lou DiFabio

Executive Vice President

Retail Client Services



Karl Krebs

Executive Vice President

Chief Financial Officer



Karen Makowski

Executive Vice President

Chief Administrative and Risk Officer



Brendan McCormick

Vice President and Chief Auditor



Melinda Sartori

Executive Vice President

Wealth Management Group



Anders Tomson

President, Capital Bank Division



Mike Wayne

Senior Vice President and
Director of Marketing

Chemung Financial Corporation

2015 Annual Shareholders Meeting

Chemung Canal Today

(a/o 3/31/2015)

TOTAL ASSETS

$1.6 BILLION

TOTAL LOANS

$1.1 BILLION

TOTAL DEPOSITS

$1.4 BILLION

SHAREHOLDERS' EQUITY

$136 MILLION

2014 Financial Results

Net Income: $8.2 million

EPS: $1.74

Return on average assets

0.54%

Return on average equity

5.74%

Dividends

$4.8 million

Commercial Loans



+19.4%

$100.5 million

Consumer and Mortgage Loans



+5.3%

$25.2 million

Credit Quality Remains Strong

Nonperforming assets to total assets ratio

0.71% (very strong)

ALLL ($13.7 million) to total loans ratio

1.22%

Demand Deposits

+4.3%

$15.1 million

Total Core Deposits



+4.5%

$46.4 million

Non-interest Income

+12.9%

$2.3 million

Balance Sheet

March 31, 2015

Total Assets	Total Loans	Total Deposits	Total Shareholders' Equity
$1.6 billion	$1.1 billion	$1.4 billion	$136 million

Wealth Management Group

Value of Trust assets

$2 billion

CHMG – Nasdaq GS

Chemung Financial Corporation

Bank of America Branches



Seneca Falls
Auburn
Clifton Park
Latham
Albany
Slingerlands
Cortland
Ithaca
Bath
Watkins Glen
Montour Falls
Painted Post
Corning
Horseheads
Elmira Heights
Johnson City
Owego
Binghamton
Big Flats
NY
Elmira
Southport
Waverly
Vestal
PA
Troy
Towanda
Canton

New Regulations



Cyber Security Regulations


PRIVACY
INFORMATION
DATA
SECURITY
PROTECT
SAFETY

Risk Management


iDENTiFY
ASSESS
ANALYZE
RiSK MANAGEMENT
REDUCE
CONTROL
TRANSFER


CAPITAL BANK





New Regional Headquarters

Bank in Your Hand

Mobile Deposit


Deposit your check below.
FRONT
Place check in box and take a picture.


Chemung Canal Trust Company
CAPITAL BANK
A Division of Chemung Canal Trust Company
Chemung Canal Trust Company
CAPITAL BANK

Mobile App

Redesigned Websites


Chemung Canal Trust Company
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CAPITAL BANK
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Capital Heroes
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49 Forever



- Free Debit Card
- Uchoose Rewards
- No maintenance or per-check charges
- Free Online Bill Pay & Mobile Banking
- $15 off any personalized check order
- $6 off any size safe deposit box
- Up to 4 foreign ATM fees waived per month

… and much more!

MasterCard Conversion


Chemung Canal
Trust Company
WORLD
5320
VALID
THRU
Debit
MasterCard


Chemung Canal
Trust Company
5135
VALID
THRU
Debit
MasterCard


CAPITAL
BANK
5135
VALID
THRU
MasterCard

Branch Anniversaries


CHEMUNG CANAL TRUST COMPANY

50 years at Big Flats!


CHEMUNG CANAL TRUST COMPANY

40 years at Montour Falls!



40 years at Waverly!

LEADERSHIP

Chemung Canal

Kiwanis International

Susan G. Komen Race for the Cure

Boy Scouts of America

LIVE UNITED
United Way

American Red Cross

Ronald McDonald House Charities

Rotary International

Make-A-Wish

girl scouts

Clemens Center

Albany Medical Center

Meals on Wheels

Habitat for Humanity

Capital Region Sponsor-A-Scholar

St Peter's Hospital
St Peter's Health Partners

Arnot Health
Arnot Ogden Medical Center

AARP

Community Service

Jan P. Updegraff



1943 - 2014

Retirement Announcements

more than 25 years of dedicated service



Audrey Manchester
Regional Sales Manager (38 years)



Celeste Knickerbocker
Finance
(35 years)



Debbie Stanton
Security
(35 years)



Sandy Jensen
Elmira Heights
(25 years)

Retirement Announcements



Robert Storch
Board of Directors
(6 years)


CHEMUNG CANAL TRUST COMPANY

Thank you!

Questions?